Supplement to the
Fidelity Asset Manager® Funds
Fidelity Advisor Asset Manager® 20%
Fidelity Advisor Asset Manager 30%
Fidelity Advisor Asset Manager 40%
Fidelity Advisor Asset Manager 50%
Fidelity Advisor Asset Manager 60%
Fidelity Advisor Asset Manager 70%
Fidelity Advisor Asset Manager 85%
Class A, Class T, Class B, and Class C
November 29, 2010
Prospectus

The following information replaces similar information in the "Fund Distribution" section on page 52.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

AAR-10-03  December 21, 2010
1.885797.107